UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2015

Patriot Scientific Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22182	84-1070278
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Palomar Airport Road, Suite 170, Carlsbad, California 92011
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (760) 547-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On April 14, 2015, Patriot Scientific Corporation (the “Company”) issued a press release that provided updated information regarding the filing of its quarterly report on Form 10-Q and the appointment of replacement legal counsel in its current cases before the United States District Court for the Northern District of California in continuing to protect its intellectual property rights. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits

(d)          Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit

Number

99.1                      Press Release issued April 14, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patriot Scientific Corporation

Date: April 20, 2015	By: /s/ Clifford L. Flowers
Clifford L. Flowers
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued April 14, 2015

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